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                                 Exhibit 10(DD)

                             First Amendment to the
                         Reinsurance Pooling Agreement
                          Amended and Restarted as of
                                January 1, 2000

                                  By and among

               State Auto Property and Casualty Insurance Company
                   State Automobile Mutual Insurance Company
                           Millbank Insurance Company
                       Midwest Security Insurance Company
                       Farmers Casualty Insurance Company
                          State Auto Insurance Company

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                                                                       Exhibit B


                             FIRST AMENDMENT TO THE
                          REINSURANCE POOLING AGREEMENT
                            AMENDED AND RESTATED AS OF
                                 JANUARY 1, 2000

         This First Amendment to the Reinsurance Pooling Agreement Amended and Restated as of January 1, 2000, (the "2000 Pooling Agreement") by and among State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), Midwest Security Insurance Company ("Midwest"), Farmers Casualty Insurance Company ("Farmers Casualty") and State Auto Insurance Company ("State Auto IC"), made this 2nd day of March, 2001, but is effective November 17, 2000.

                                   BACKGROUND

         The 2000 Pooling Agreement includes references to the "State Auto P&C Catastrophe Assumption Agreement" (as defined in the 2000 Pooling Agreement) with limits of coverage equal to $135,000,000 excess of $120,000,000.

         As of November 17, 2000, the State Auto P&C Catastrophe Assumption Agreement was amended to reduce the limit of catastrophe cover provided to $115,000,000, excess of $120,000,000.

         The 2000 Pooling Agreement requires amendment to track with the amount of catastrophe coverage available from the State Auto P&C Catastrophe Assumption Agreement.

                             STATEMENT OF AGREEMENT

         In consideration of the mutual covenants set forth herein and intending to be legally bound hereby, the Pooled Companies agree to amend the 2000 Pooling Agreement as follows:

         1. Capitalized terms used in the First Amendment which are not otherwise defined herein are defined in the 2000 Pooling Agreement and those definitions shall apply in this First Amendment.

         2. Wherever the defined term "State Auto P&C Catastrophe Assumption Agreement" appears in the 2000 Pooling Agreement it is understood and agreed that such term means the Property Catastrophe Overlying Excess of Loss Reinsurance Contract dated originally July 1, 1999, as amended from time to time, under which State Auto P&C provides property catastrophe reinsurance in an amount equal to that available to State Auto P&C through a structured contingent financing arrangement effected through State Auto P&C's immediate parent with one or more other financial institutions.

         3. Subsection (a) of Section 7 - Premiums Payable by State Auto Mutual, is deleted and replaced by the following:

                  (a) STATE AUTO P&C: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to State Auto P&C its Respective


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                  Percentage of the Net Premiums written by the parties hereto.
                  Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for catastrophe reinsurance ceded by State Auto Mutual, Farmers Casualty, Midwest Security, Milbank and State Auto IC to State Auto P&C pursuant to the Property Catastrophe Overlying Excess of Loss Reinsurance Contract dated originally July 1, 1999, as amended from time to time, under which State Auto P&C provides property catastrophe reinsurance in an amount equal to that available to State Auto P&C through a structured contingent financing arrangement effected through State Auto P&C's immediate parent with one or more other financial institutions ("State Auto P&C Catastrophe Assumption Agreement")) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

         4. The second sentence of Section 10 - Losses Excluded, is deleted and replaced by the following:

                  Once the amount of coverage currently available under the State Auto P&C Catastrophe Assumption Agreement is exhausted by loss expenses and loss payments on behalf of any party hereto, under either the State Auto P&C Catastrophe Assumption Agreement or directly, all parties understand and agree that catastrophe losses in excess of the sum of the retention under the State Auto P&C Catastrophe Assumption Agreement and the amount of coverage then currently available under the State Auto P&C Catastrophe Assumption Agreement shall once again be ceded and assumed under the terms of the 2000 Pooling Agreement, as amended.

         Except as amended herein the 2000 Pooling Agreement shall continue in full force and affect.

         By their signatures hereon the parties hereby agree to the foregoing First Amendment.

State Automobile Mutual Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone

State Auto Property and Casualty Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone

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Milbank Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone


Midwest Security Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone


Farmers Casualty Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone


State Auto Insurance Company

By: /s/ Robert H Moone
   -------------------------------------
   Robert H Moone